UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2021

AVRA MEDICAL ROBOTICS, INC.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-216054	47-3478854
(Commission File Number)	(IRS Employer Identification No.)

3259 Progress Drive, Suite 112A, Orlando, FL 32826
(Address of principal executive offices and zip code)

(407) 956-2250
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “AVRA,” “the Company,” “we,” “us” and “our” refer to AVRA Medical Robotics, Inc.

Item 4.01	Changes in Registrant’s Certifying Accountant.
(a)	End of Engagement of D. Brooks and Associates CPAs, P.A. (“D. Brooks”)

(i)                  On September 10, 2021, we ended the engagement of D. Brooks as our independent registered public accounting firm.  The end of such engagement was approved by the Company’s board of directors on September 10, 2021.

(ii)                D. Brooks did not issue any reports on the Company’s financial statements since their engagement on January 26, 2021 (the “Engagement Date”).

(iii)              During period from the Engagement Date and through the date of filing of this report, (a) there have been no disagreements with D. Brooks, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D. Brooks, would have caused D. Brooks to make reference to the subject matter of the disagreement in connection with its reports; (b) no such disagreement was discussed with our board of directors as a whole; and (d) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

(iv)               D. Brooks has provided us with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating it agrees with the statements in part (a) of Item 4.01 of this Current Report on Form 8-K.  A copy of the letter is filed concurrently herewith as Exhibit 16.1.

(b)	Engagement of BF Borgers CPA PC (“BF Borgers”)

(i)                  Effective September 10, 2021, AVRA engaged BF Borgers as its independent registered public accounting firm. The engagement of BF Borgers was approved by the Company’s board of directors on September 10, 2021.

(ii)                During the Company’s two most recent fiscal years and any subsequent interim period prior to the engagement of BF Borgers as the Company’s new independent registered public accounting firm, the Company did not consult with BF Borgers regarding either (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (B) any matter that was either the subject of a disagreement as defined in Item 304 of Regulation S-K or a “reportable event” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description
16.1	Letter from D. Brooks and Associates CPAs, P.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVRA MEDICAL ROBOTICS, INC.

Date: September 14, 2021	By:	/s/ Barry F. Cohen
Barry F. Cohen, Chief Executive Officer